abrdn Funds

(the “Trust”)

abrdn Emerging Markets Dividend Active ETF

(the “Fund”)

Supplement dated July 9, 2026 to the Fund’s Statement of Additional Information (the “SAI”) dated

February 28, 2026, as supplemented to date

The Fund issues and redeems shares at net asset value per share only in large blocks of shares (“Creation Units”). The Creation Unit size for the Fund is changing to 50,000 shares from 100,000 shares on July 10, 2026. Accordingly, effective July 10, 2026, in the section entitled “General Information”, the paragraph beginning at the bottom of page 3 is replaced in its entirety by the following:

Each Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). For the Focused U.S. Small Cap Active ETF, International Small Cap Active ETF and Ultra Short Municipal Income Active ETF, the Creation Unit size is 25,000 shares. For the Emerging Markets Dividend Active ETF, the Creation Unit size is 50,000 shares. Although the size of a Fund’s Creation Unit may change from time to time, Creation Units for the Focused U.S. Small Cap Active ETF, International Small Cap Active ETF and Ultra Short Municipal Income Active ETF are not expected to consist of less than 25,000 shares, and Creation Units for the Emerging Markets Dividend Active ETF are not expected to consist of less than 50,000 shares. These transactions are usually made in exchange for a basket of securities included in the relevant Fund’s portfolio and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Please retain this Supplement for future reference.